UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 26, 2025, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), entered into an amendment agreement (the “Amendment Agreement”) for purposes of amending the terms of the Securities Purchase Agreement, originally dated January 11, 2023 (the “SPA”), and as amended May 10, 2023, June 5, 2023 and August 6, 2024, between the Company and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (the “Holder”), in its capacity as the registered holder of a warrant to purchase 1,018,079 shares of common stock (127,260 post reverse split) (the “Alto Warrant”) and formerly holder of a $4.3 million convertible note (the “Note”), both of which had been issued by the Company and the Company’s wholly owned subsidiary, Shuttle Pharmaceuticals, Inc., as guarantor.

Under the Amendment Agreement, in exchange for the Company’s payment of $75,000 to the Holder, the Holder agreed (1) to permanently waive its right to purchase up to $10 million in Additional Notes and Additional Warrants, as such term is defined in Section 5 of the May 10, 2023 amendment, and (2) to a one-time waiver of the Holder’s right to participate in the Company’s contemplated registered securities offering, as disclosed in the Company’s registration statement on Form S-1 (SEC File No. 333-284889), filed with the SEC on February 13, 2025.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, which agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment Agreement, dated February 26, 2025, between Shuttle Pharmaceuticals Holdings, Inc. and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: February 27, 2025

	By:	/s/ Anatoly Dritschilo
	Name:	Anatoly Dritschilo
	Title:	Chief Executive Officer